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                            STOCK PURCHASE AGREEMENT



          Agreement (the "Agreement") made as of the 3rd day of July, 1996 by and among Lifeline Systems (Canada), Inc., an Ontario corporation with its principal office at _________________, Ontario (the "Buyer"), and Leonard Wechsler, who resides at 58 Millwood Road, Toronto, Ontario, Canada (the "Stockholder").

          A. The Stockholder is the owner of 8,531.25 Common Shares of CareTel, Inc., an Ontario corporation (the "Company").

          B. The Buyer desires to purchase, and the Stockholder desires to sell, 2,100 Common Shares of the Company (the "Shares") for the consideration set forth below, subject to the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

          1.   Purchase and Sale of the Shares.
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               1.01   Purchase of the Shares from the Stockholder.  Subject to
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and upon the terms and conditions of this Agreement, at the closing of the transactions contemplated by this Agreement (the "Closing"), the Stockholder shall sell, transfer, convey, assign and deliver the Shares to the Buyer, and the Buyer shall purchase, acquire and accept the Shares from the Stockholder. At the Closing the Stockholder shall deliver to the Buyer certificates evidencing the Shares duly endorsed in blank or with stock powers duly executed by the Stockholder.

               1.02   Further Assurances.  At any time and from time to time
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after the Closing, at the Buyer's request and without further consideration, the
Stockholder shall promptly execute and deliver such instruments of sale, transfer, conveyance, assignment and confirmation, and take all such other actions as the Buyer may reasonably request, more effectively to transfer, convey and assign to the Buyer, and to confirm the Buyer's title to, all of the Shares and to carry out the purpose and intent of this Agreement.

               1.03   Purchase Price for the Shares.
                      -----------------------------

                      (a) The purchase price to be paid by the Buyer for the Shares shall be 6,000 shares of the Common Stock, $.02 par value per share, of Lifeline Systems, Inc. (the "Lifeline Stock").

               1.04   Stockholder's Representations.
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                      The Stockholder hereby represents and warrants to the
Buyer and to Lifeline Systems, Inc. as follows:
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                      (a) He is acquiring the Lifeline Stock for his own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Lifeline Stock in violation of the United States Securities Act of 1933, as amended (the "Securities Act"), or any rule or regulation under the Securities Act or any securities laws of Ontario or any other jurisdiction.

                      (b) He understands that (i) the Lifeline Stock has not been registered under the Securities Act and constitutes "restricted securities" within the meaning of Rule 144 under the Securities Act; (ii) the Lifeline Stock cannot be sold, transferred or otherwise disposed of unless it is subsequently registered under the Securities Act or an exemption from registration in then available; and (iii) in any event, the exemption from registration under Rule 144 or otherwise may not be available for at least two years and even then will not be available unless the terms and conditions of Rule 144 are complied with.

                      (c) A legend substantially in the following form will be placed on the certificate representing the Lifeline Stock:

                      "The shares represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement under such Act or an opinion of counsel satisfactory to the corporation (which shall include Peabody & Arnold if counsel to the corporation does not issue such opinion following written request) to the effect that such registration is not required. No such opinion shall be required if the shares represented by this certificate are eligible for resale under Rule 144(k) under the Securities Act, and in the event that the shares are eligible for resale under said Rule 144(k), this legend shall be removed following the request of the holder."

                      (d) He has good and marketable title to the Shares, free and clear of any and all covenants, conditions, restrictions, voting trust arrangements, liens, charges, encumbrances, options and adverse claims or rights whatsoever.

                      (e) He has the full right, power and authority to enter into this Agreement and to transfer, convey and sell to the Buyer at the Closing the Shares and, upon consummation of the purchase contemplated hereby, the Buyer will acquire from the Stockholder good and marketable title to the Shares, free and clear of all covenants, conditions, restrictions, voting trust arrangements, liens, charges, encumbrances, options and adverse claims or rights whatsoever.

                      (f) He is not a party to, subject to or bound by any agreement or other restriction or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or

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delivery of this Agreement by the Stockholder or the transfer, conveyance and sale of the Shares.

                      (g) No broker or finder has acted for the Stockholder in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder's fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Stockholder or the Company.

          2.   Registration Rights.  Lifeline Systems, Inc. hereby agrees that,
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following the request of the Stockholder to register the Lifeline Stock for resale under the Securities Act (provided that the Stockholder is not then prohibited from reselling the Lifeline Stock), it will file a Form S-3 Registration Statement with the Securities and Exchange Commission covering the Lifeline Stock (provided it is then eligible to do so). Notwithstanding the foregoing, (i) Lifeline Systems, Inc. shall not be required to so file a registration statement pursuant hereto to the extent that the Stockholder would then be permitted to sell the Lifeline Stock under Rule 144 under the Securities Act; and (ii) Lifeline shall have the right to postpone the filing of any such registration statement for a period not in excess of six months if at the time of the requested filing thereof Lifeline Systems, Inc. is engaged or has fixed plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of Lifeline Systems, Inc.'s board of directors, would be adversely affected by the requested registration to the material detriment of Lifeline Systems, Inc. The Stockholder agrees to cooperate with Lifeline Systems, Inc. in the registration of the Lifeline Stock pursuant to this Section.

          Lifeline Systems, Inc. agrees that in the event the Stockholder sells the Lifeline Stock pursuant to Rule 144 under the Securities Act, it will not in any manner restrict its counsel from issuing any legal opinion as may be required by the Company's transfer agent in order to remove the transfer restrictions from the Lifeline Stock. Lifeline Systems, Inc. agrees that damages are an inadequate remedy for any breach of this provision and that the Stockholder shall, whether or not he is pursuing any potential remedies at law, be entitled to equitable relief in the form of preliminary and permanent injunctions without bond or other security upon any actual or threatened breach of this provision.

          Lifeline Systems, Inc. further agrees that, at the request of the Stockholder, it will repurchase the Lifeline Stock in the event that the Lifeline Stock is not registered under the Securities Act within 60 days after written notice by the Stockholder to Lifeline Systems, Inc., requesting such notice (provided that at the time of such request the Stockholder is not prohibited from reselling the Lifeline Stock. The purchase price to be paid by Lifeline Systems, Inc. will be the last sale price of Lifeline Systems, Inc. common stock on the date on which such notice is given.

          At such time as the Lifeline Stock becomes available for resale pursuant to Rule 144(k) under the Securities Act, the Company shall cause the legend to be removed without the requirement of opinion of counsel.

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          3.   Governing Law.  This Agreement shall be governed by and construed
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in accordance with the laws of the Province of Ontario, Canada.

               IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.


(Corporate Seal)                         Lifeline Systems (Canada),Inc.


                                         By:_______________________________
                                            Title:


(Corporate Seal)                         Lifeline Systems, Inc.


                                         By:_______________________________
                                            Title:

                                         __________________________________
                                         Leonard Wechsler

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